Page 1 COLLATERAL AGENT ACKNOWLEDGMENT AND CONSENT TO SIXTH AMENDMENT TO SENIOR SECURED TERM LOAN AGREEMENT This COLLATERAL AGENT ACKNOWLEDGMENT AND CONSENT (this “Consent”), dated as of September 30, 2026 (the “Effective Date”), is entered into by and between NAUTICUS ROBOTICS, INC., a Delaware corporation (the “Company”), and , solely in its capacity as collateral agent (the “Collateral Agent”). WHEREAS, the Company, the lenders from time-to-time party thereto (the “Lenders”), and the Collateral Agent are parties to that certain Senior Secured Term Loan Agreement, dated as of September 18, 2023 (as amended, restated, supplemented or otherwise modified from time to time, (the “Loan Agreement”); WHEREAS, the Company is entering into separate, substantially similar Sixth Amendments to the Loan Agreement with each of (collectively, the “Lender Amendments”), pursuant to which the Conversion Price set forth in the Loan Agreement will be temporarily reduced; WHEREAS, Section 25(c) of the Loan Agreement requires the Collateral Agent’s consent to any amendment, waiver or consent that alters its rights or obligations; WHEREAS, the Collateral Agent wishes to acknowledge and consent to the Lender Amendments and the transactions contemplated thereby, subject to the terms of this Consent; WHEREAS, the Company and the Collateral Agent intend that this Consent and all of the Lender Amendments become effective concurrently as a single coordinated transaction (collectively, the “Extension Documents”); NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and the Collateral Agent agree as follows: 1. Defined Terms. Capitalized terms used but not defined in this Consent have the meanings assigned to them in the Loan Agreement. 2. Acknowledgment and Consent. The Collateral Agent acknowledges receipt of each Lender Amendment and consents to the execution, delivery and performance thereof and to the amendments, waivers and transactions contemplated thereby, including the reduction of the Conversion Price to $1.488 for the period commencing on the Effective Date and ending on October 2, 2026. This Consent is given for all purposes under Section 25(c) of the Loan Agreement. 3. Reaffirmation of Liens; Capacity. Except as modified by the Extension Documents, the Company confirms that all liens and security interests granted under the Security Documents continue in full force and effect and secure the Obligations under the Loan Agreement and the other Transaction Documents. The Collateral Agent executes this Consent solely in its capacity as Collateral Agent. Nothing in this Consent expands the duties, obligations or liabilities of the Collateral Agent beyond those set forth in the Loan Agreement and the other Transaction Documents. 4. Authority and Enforceability. Each party represents solely as to itself that (a) it has all requisite power and authority to execute and deliver this Consent and to perform its obligations hereunder, (b) its execution, delivery and performance of this Consent have been duly authorized, and (c) this Consent constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws and general principles of equity.

Page 2 5. Effectiveness. This Consent shall become effective only when (a) it has been executed and delivered by the Company and the Collateral Agent (b) the Company has received an executed Lender Amendment from each Lender, (c) the Company and the Collateral Agent have executed and delivered this Consent, and (d) the Collateral Agent has received each Lender Amendment and this Consent, each duly executed by all parties thereto. Each Extension Document and this Consent shall have the same Effective Date, and no Extension Document shall become effective unless all of the foregoing conditions have been satisfied. 6. Lender Amendments. Neither the Company nor any of its Affiliates, nor any person acting on behalf of the Company or any of its Affiliates, (i) has provided, agreed to provide or will provide any consideration, rights or benefits to the Collateral Agent, any Lender or any of their respective Affiliates that are not being provided to each of the other Lenders hereunder in connection with this Consent and the Lender Amendments, (ii) has entered into or will enter into any side letter or, other than the Lender Amendments and this Consent, any other agreement, understanding or arrangement with the Collateral Agent, any Lender or any their respective Affiliates in connection with the Company entering into this Consent and the Lender Amendments, and (iii) will amend or otherwise modify any Lender Amendment or this Consent. 7. Miscellaneous. The provisions of Section 25 of the Loan Agreement are incorporated into this Consent, mutatis mutandis, including the governing law provisions thereof. This Consent may be executed in counterparts, including by electronic signature, each of which shall be deemed an original and all of which together shall constitute one instrument. If any provision of this Consent conflicts with the Loan Agreement, this Consent controls with respect to the subject matter hereof. [SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE TO COLLATERAL AGENT ACKNOWLEDGMENT AND CONSENT Page 3 IN WITNESS WHEREOF, the Company and the Collateral Agent have executed this Consent as of the Effective Date. NAUTICUS ROBOTICS, INC. By: ________________________________________ Name: John W. Gibson, Jr. Title: President & CEO By: ________________________________________ Name: Title: ________________________________________ /s/ John W. Gibson, Jr.